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Exhibit 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT


         In connection with the Report of Nascent Wine Company, Inc. (the "Company") on Form 10-QSB for the for the nine months and quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Sandro Piancone, Chief Executive Officer and William Lindberg, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Sandro Piancone
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Sandro Piancone
Chief Executive Officer
November 20, 2006

/s/ William Lindberg
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William Lindberg
Chief Financial Officer
November 20, 2006